Acquisitions	3 Months Ended
Mar. 31, 2021
Business Combination and Asset Acquisition [Abstract]
Acquisitions	Acquisitions
Motion Tech Automation, LLC
On July 22, 2020, the Company acquired 100% of the equity of Motion Tech Automation, LLC ("MTA") for consideration of $33.3 million, including $0.3 million of cash acquired and post-closing adjustments, which were finalized in the third quarter of 2020. The acquired products and services include sensors, manufacturing services, distribution services and engineering services to packaging and label, life sciences, semiconductor, fluid handling, and test and measurement customers.

Consideration of $16.4 million has been preliminarily allocated to goodwill, $4.3 million to definite-lived intangible assets, $4.9 million to inventory, $2.7 million to accounts receivable and $1.3 million to accounts payable. In accordance with the purchase agreement, Carlisle is indemnified for up to $1.6 million, and recorded an indemnification asset of $1.5 million in other long-term assets relating to the indemnification for pre-acquisition debt and tax withholding liabilities.

The preliminary fair value and weighted average useful lives of the acquired definite-lived intangible assets are as follows:

(in millions)	Fair Value	Weighted Average Useful Life (in years)
Technologies	$2.3	9
Customer relationships	1.0	9
Trade names	1.0	5
Total	$4.3
All of the $16.4 million preliminary value allocated to goodwill is deductible for tax purposes. Goodwill of $11.0 million, $2.8 million and $2.6 million has been preliminarily assigned to the CCM, CIT and CFT reporting units, respectively, which aligns with the reportable segments.